EXHIBIT 32.2

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18. U.S.C.
             SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Drew Industries Incorporated (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Fredric M. Zinn, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (3)   The Report fully complies with the requirements of
                        Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

                  (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                          By /s/ Fredric M. Zinn
                             -------------------
                          Fredric M. Zinn
                          Executive Vice-President, Chief Financial Officer and Principal Financial Officer
                          November 10, 2003


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